EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Guilbert Cuison, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Business Outsourcing Services, Inc.'s Quarterly Report on Form 10-Q/A for the fiscal quarter ended February 28, 2010 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Business Outsourcing Services, Inc.


Date: January 21, 2011                     By: /s/ Guilbert Cuison
                                              ----------------------------------
                                                  Guilbert Cuison
                                           Title: President, Secretary, Director

A signed original of this written statement required by Section 906 has been provided to Business Outsourcing Services, Inc. and will be retained by Business Outsourcing Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.